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Exhibit 32.2

UNIVERSAL COMPRESSION, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Universal Compression, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003 (the "Report"), I, Stephen A. Snider, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEPHEN A. SNIDER Stephen A. Snider Chief Executive Officer August 11, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Universal Compression, Inc. and will be retained by Universal Compression, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

In connection with the Quarterly Report of Universal Compression, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003 (the "Report"), I, J. Michael Anderson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. MICHAEL ANDERSON J. Michael Anderson Chief Financial Officer August 11, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Universal Compression, Inc. and will be retained by Universal Compression, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.2
UNIVERSAL COMPRESSION, INC. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002